                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


        WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the offering by the Company of 4,000,000 shares of the Company's common stock, par value $.10 per share, and associated preferred stock purchase rights, pursuant to the 1994 Long-Term Incentive Plan of the Company.

        NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agent and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 21st day of April, 1994.



                                      /s/ Douglas J. Bourne

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


        WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the offering by the Company of 4,000,000 shares of the Company's common stock, par value $.10 per share, and associated preferred stock purchase rights, pursuant to the 1994 Long-Term Incentive Plan of the Company.

        NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agent and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of April, 1994.



                                       /s/ Delo H. Caspary

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


        WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the offering by the Company of 4,000,000 shares of the Company's common stock, par value $.10 per share, and associated preferred stock purchase rights, pursuant to the 1994 Long-Term Incentive Plan of the Company.

        NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agent and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 4th day of April, 1994.



                                        /s/ Charles E. Childers

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


        WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the offering by the Company of 4,000,000 shares of the Company's common stock, par value $.10 per share, and associated preferred stock purchase rights, pursuant to the 1994 Long-Term Incentive Plan of the Company.

        NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agent and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 21st day of April, 1994.



                                        /s/ Jack R. Crosby

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


        WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the offering by the Company of 4,000,000 shares of the Company's common stock, par value $.10 per share, and associated preferred stock purchase rights, pursuant to the 1994 Long-Term Incentive Plan of the Company.

        NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agent and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 13th day of April, 1994.



                                    /s/ James H. Elder, Jr.

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


        WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the offering by the Company of 4,000,000 shares of the Company's common stock, par value $.10 per share, and associated preferred stock purchase rights, pursuant to the 1994 Long-Term Incentive Plan of the Company.

        NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agent and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 21st day of April, 1994.



                                              /s/ Rodney L. Gray

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


        WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the offering by the Company of 4,000,000 shares of the Company's common stock, par value $.10 per share, and associated preferred stock purchase rights, pursuant to the 1994 Long-Term Incentive Plan of the Company.

        NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agent and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 21st day of April, 1994.



                                              /s/ J. Hugh Liedtke

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


        WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the offering by the Company of 4,000,000 shares of the Company's common stock, par value $.10 per share, and associated preferred stock purchase rights, pursuant to the 1994 Long-Term Incentive Plan of the Company.

        NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agent and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 13th day of April, 1994.



                                           /s/ Ted H. Pate

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


        WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the offering by the Company of 4,000,000 shares of the Company's common stock, par value $.10 per share, and associated preferred stock purchase rights, pursuant to the 1994 Long-Term Incentive Plan of the Company.

        NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agent and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 21st day of April, 1994.



                                        /s/ Kenneth R. Werneburg

                          BATTLE MOUNTAIN GOLD COMPANY

                               Power of Attorney


        WHEREAS, BATTLE MOUNTAIN GOLD COMPANY, a Nevada corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8, with any amendment or amendments thereto, as prescribed by the Commission pursuant to the Act and the rules and regulations of the Commission promulgated thereunder, together with any and all exhibits and other documents relating to such Registration Statement in connection with the offering by the Company of 4,000,000 shares of the Company's common stock, par value $.10 per share, and associated preferred stock purchase rights, pursuant to the 1994 Long-Term Incentive Plan of the Company.

        NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Karl
E. Elers, Kenneth R. Werneburg and Robert J. Quinn, and each of them severally, his true and lawful attorneys-in-fact and agents with power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto and all instruments necessary or incidental in connection therewith and to file the same with the Commission. Each of such attorneys-in-fact and agents shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of such attorneys-in-fact and agent and each of them.

        IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 21st day of April, 1994.



                                           /s/ William A. Wise